The Huntington Funds

Supplement dated November 11, 2011, to the Prospectus dated May 2, 2011 (Class A Shares and Trust Shares).

As of the date of this supplement, the following text in the Prospectus under the Sales Charges section, following the heading, Reduced sales charges on Class A Shares (based on the quantity discounts noted above) will also apply to purchases made through Huntington Investment Company, except for purchases made through the Systematic Investment Plan, will be restated in its entirety to read as follows:

• By investors whose multiple investments over time in Class A Shares of any Equity, Income or Asset Allocation Fund, and/or whose multiple investments over time in shares of any other mutual fund(s) (for example, non-Huntington Funds) which were subject to a sales load, have a total value** subject to a quantity discount as set forth in the tables above

• By investors whose investments in Class A Shares of multiple Equity, Income, Asset Allocation Funds and/or other mutual fund(s) (for example, non-Huntington Funds) subject to a sales load, at the same time have a total value** subject to a quantity discount as set forth in the tables above

• By trustees or fiduciaries whose investments in Class A Shares of Equity, Income, Asset Allocation Funds and/or other mutual fund(s) (for example, non-Huntington Funds) subject to a sales load, on behalf of a single trust estate or fiduciary account have a total value** subject to a quantity discount as set forth in the tables above.

With respect to reduced sales charges which apply to aggregated purchases as noted above, purchases through multiple intermediaries or Individual Retirement Accounts (which do not include employer sponsored retirement plans) may be aggregated to achieve a sales charge discount or waiver.

*Letter of Intent. An investor may sign a letter of intent to purchase within a 13-month period the minimum amount of Class A Shares in any Equity, Income or Asset Allocation Fund required to be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the Trust will hold up to 4.75% of the Shares in escrow. Reinvested dividends will not be included in calculating an investor’s fulfillment of his/her letter of intent.

The Shares held in escrow will be released to the investor’s account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

A Letter of Intent will not obligate the investor to purchase Class A Shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

**For purposes of the above, and where noted with **, holdings in Equity, Income and Asset Allocation Funds and holdings in other mutual fund(s) (for example, non-Huntington Funds) will be valued at current market value.